EXHIBIT 99.1

Elephant Talk Communications Receives Extension from

NYSE MKT for the Compliance Review Period

OKLAHOMA CITY – December 12, 2013 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (the “Company” or “Elephant Talk”), (www.elephanttalk.com), a leading international provider of mobile proprietary Software Defined Network Architecture (Software DNA™) platforms and a market leader in providing cyber security solutions to counter electronic fraud in the cloud, today announced that the NYSE MKT LLC (the “Exchange”) has notified the Company that it has extended the period for which the Company can work to regain compliance with the Exchange’s listing standards until January 31, 2014.

Based on a review of information provided by Elephant Talk through December 4, 2013, the Exchange has determined that while the Company has not yet regained full compliance with Section 1003(a)(iv) of the Exchange’s Company Guide, the Company has made an acceptable demonstration of its ability to regain compliance by the end of the extended plan period. The Company is devoted to regaining compliance with the Exchange’s listing standards. The Company will continue to remain subject to periodic review by the Exchange during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the Exchange.

“Management remains in discussions with the NYSE MKT in order to complete the necessary steps to regain full listing compliance,” said Steven van der Velden, CEO of the Company.  “Our recurring revenue model combined with our 79% gross margins, have positioned us to continue trending towards profitability and the foundation for regaining compliance with the listing standards.  We expect to continue to grow our sales and Adjusted EBITDA through our mobile platforms in Europe, the Americas and the Middle East and the integration of ValidSoft’s technology with FICO’s platform. We are confident we will regain compliance in the near future.”

About Elephant Talk:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a leading international provider of mobile proprietary Software Defined Network Architecture (Software DNATM) platforms for the telecommunications industry that empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, Full OSS/BSS Systems, Delivery Platforms, Support and Managed Services, on-site, cloud, hybrid and S/PaaS solutions, including Network, Mobile Internet ID Solutions, Secure Remote Access Management, Loyalty Management and Transaction Processing Services, superior Industry Expertise and high quality Customer Service without substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Operators amongst its customers including Vodafone, T-Mobile and Zain, and virtually all business is focused on tier 1 and tier 2 operators worldwide. Visit: www.elephanttalk.com.

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th

Oklahoma City, OK

(813) 926-8920

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk’s filings with the Securities and Exchange Commission (SEC), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Media Contacts:

Investor Relations:

Steve Gersten

Elephant Talk Communications Corp.
+ 1 813 926 8920

steve.gersten@elephanttalk.com

Thomas Walsh

Alliance Advisors

+ 1 212 398 3486

twalsh@allianceadvisors.net

Public Relations:

US: Michael Glickman

MWG CO

(917) 596 1883

mike@mwco.net

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th

Oklahoma City, OK

(813) 926-8920